Exhibit 10.1
FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED SHAREHOLDERS AGREEMENT
          FIRST AMENDMENT (this “Amendment”), dated as of December 28, 2006, to the Third Amended and Restated Shareholders Agreement, dated as of December 18, 2003 (as previously amended, supplemented or otherwise modified, the “Agreement”), by and between Allied Waste Industries, Inc., a Delaware corporation, Apollo Investment Fund III, L.P., a Delaware limited partnership, Apollo Investment Fund IV, L.P., a Delaware limited partnership, Apollo Overseas Partners III, L.P., a Delaware limited partnership, Apollo Overseas Partners IV, L.P., a Delaware limited partnership, Apollo (U.K.) Partners III, L.P., an English limited partnership, Apollo/AW LLC, a Delaware limited liability company, Blackstone Capital Partners II Merchant Banking Fund L.P., a Delaware limited partnership, Blackstone Capital Partners III Merchant Banking Fund L.P., a Delaware limited partnership, Blackstone Offshore Capital Partners II L.P., a Cayman Islands limited partnership, Blackstone Offshore Capital Partners III L.P., a Cayman Islands limited partnership, Blackstone Family Investment Partnership II L.P., a Delaware limited partnership, Blackstone Family Investment Partnership III L.P., a Delaware limited partnership, Greenwich Street Capital Partners II, L.P., a Delaware limited partnership, GSCP Offshore Fund, L.P., a Cayman Islands exempted limited partnership, Greenwich Fund, L.P., a Delaware limited partnership, Greenwich Street Employees Fund, L.P., a Delaware limited partnership, TRV Executive Fund, L.P., a Delaware limited partnership, DLJMB Funding II, Inc., a Delaware corporation, DLJ Merchant Banking Partners II, L.P., a Delaware limited partnership, DLJ Merchant Banking Partners II-A, L.P., a Delaware limited partnership, DLJ Diversified Partners, L.P., a Delaware limited partnership, DLJ Diversified Partners-A, L.P., a Delaware limited partnership, DLJ Millennium Partners, L.P., a Delaware limited partnership, DLJ Millennium Partners-A, L.P., a Delaware limited partnership, DLJ First ESC L.P., a Delaware limited partnership, DLJ Offshore Partners II, C.V., a Netherlands Antilles limited partnership, DLJ EAB Partners, L.P., a Delaware limited partnership and DLJ ESC II, L.P., a Delaware limited partnership, Kenneth D. Moelis, Mark Lanigan, Jeffrey Klein and Susan Schnabel (collectively, the “Shareholders”).
          The Shareholders are parties to the Agreement and they wish to amend the Agreement as described below in consideration of the promises and for other good and valuable consideration, the receipt of which is hereby acknowledged:
          1. Defined Terms. Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement.
          2. Amendment to Section 4.1 (Restrictions on Dispositions). (a) Section 4.1(c) of the Agreement is hereby amended by deleting the following proviso at the end thereof in its entirety:
; provided that such Dispositions shall not be made to any Person who or which would immediately thereafter, to the knowledge of such Shareholder, any of its Affiliates, or such Shareholder’s broker, beneficially own Voting Securities representing 9% or more of the Total Voting Power (and such Person shall have provided a certificate to such effect)
     (b) Section 4.1(c) of the Agreement is hereby amended by inserting the following new text at the end thereof:
; provided that such Dispositions shall not be made to any Person who would, after completion of the distribution relating to such Disposition, to the knowledge of such Apollo/Blackstone Shareholder or such

Apollo/Blackstone Shareholder’s broker, beneficially own Voting Securities representing more than 15% of the Total Voting Power; and provided further that for purposes of the immediately preceding proviso, such Apollo/Blackstone Shareholder or such Apollo/Blackstone Shareholder’s broker may conclusively rely on such Person’s most recent filing with the Commission, in whole or part, disclosing ownership of Common Stock, whether on any of Schedule 13D, Schedule 13F, Schedule 13G, Form 3, Form 4 or otherwise, unless such Apollo/Blackstone Shareholder or broker has actual knowledge of greater ownership (including, but not limited to knowledge resulting from sales made by such Apollo/Blackstone Shareholder or its affiliates to that buyer, any of its known affiliates or to those known to be acting with the buyer, in all such cases subsequent to the period covered by any such filing with the Commission).
     (c) Section 4.1(d) of the Agreement is hereby amended by deleting the following text at the end thereof:
“that would following such sale, beneficially own no more that 9% of the Total Voting Power (and such Person shall have provided a certificate to such effect)”
     (d) Section 4.1(d) of the Agreement is hereby amended by inserting the following new text at the end thereof:
; that would, after completion of the distribution relating to such Disposition, to the knowledge of such Apollo/Blackstone Shareholder or such Apollo/Blackstone Shareholder’s broker, beneficially own no more than 15% of the Total Voting Power; provided that for purposes of this sentence, such Apollo/Blackstone Shareholder or such Apollo/Blackstone Shareholder’s broker may conclusively rely on such Person’s most recent filing with the Commission, in whole or in part, disclosing the ownership of Common Stock, whether on any of Schedule 13D, Schedule 13F, Schedule 13G, Form 3, Form 4 or otherwise, unless such Apollo/Blackstone Shareholder or broker has actual knowledge of greater ownership (including, but not limited to knowledge resulting from sales made by such Apollo/Blackstone Shareholder or its affiliates to that buyer, any of its known affiliates or to those known to be acting with the buyer, in all such cases subsequent to the period covered by any such filing with the Commission).
     (e) Section 4.1(h) of the Agreement is hereby amended by inserting the following new text at the end thereof:
(such period, the “Lock-up Period”); provided, that with respect to any underwritten offerings registered on an automatic shelf registration statement on Form S-3ASR or a successor form that becomes effective upon filing with the Commission that are initiated by the Company or other Apollo/Blackstone Shareholders (each such offering, a “WKSI Shelf Takedown”), the Lock-up Period shall begin on the date of the notice given by the Company with respect to a proposed WKSI Shelf Takedown and shall continue for the shorter of (x) 90 days from the date of the underwriting agreement for such WKSI Shelf Takedown and (y) any shorter period as may apply to the Company or other Apollo/Blackstone Shareholders participating in such WKSI Shelf Takedown.
          3. Waiver of Past Notices. The parties hereto waive all notices pursuant to the Agreement they may have otherwise been entitled to prior to the date hereof.
          4. Continuing Effect; No Other Amendments. Except as expressly amended pursuant to this Amendment, the Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Amendment shall not constitute the consent of any Shareholder or indicate the willingness of any Shareholder to consent to any other amendment, modification or waiver of the Agreement.
          5. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
          6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.
          7. Termination and Mutual Release. Upon execution of this Amendment by the undersigned Non-Apollo/Blackstone Shareholders, the undersigned Non-Apollo/Blackstone Shareholders agree to terminate their respective rights and obligations under this Agreement, which will be of no further force and effect in all respects with respect to such undersigned Non-Apollo/Blackstone Shareholders, and the undersigned Non-Apollo/Blackstone Shareholders hereby release the Company and the other Shareholders of their respective obligations under this Agreement and the Company and the Apollo/Blackstone Shareholders hereby release the undersigned Non-Apollo/Blackstone Shareholders of their respective obligations under this Agreement (except that the requirement to hold in confidence non-public information furnished to Non-Apollo/Blackstone Shareholders under Section 3.4 of the Agreement shall remain in effect with respect to information furnished prior to the effectiveness of this Agreement).
          8. Effectiveness. This Amendment shall become effective only upon execution by (a) the Company and all of the Shareholders of this Amendment and of the First Amendment to the Second Amended and Restated Registration Rights Agreement and (b) all investors party to the Second Amendment to Amended and Restated Investment Agreement. dated as of the date hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ALLIED WASTE INDUSTRIES, INC.

Name:
Title:

APOLLO INVESTMENT FUND IV, L.P.
APOLLO OVERSEAS PARTNERS IV, L.P.

By:	Apollo Advisors IV, L.P.
its General Partner

	By:	Apollo Capital Management IV, Inc.
its General Partner

By

Name:
Title:

APOLLO/AW LLC

By:	Apollo Management IV, L.P.
its Manager

	By:	AIF IV Management, Inc.
its General Partner

By

Name:
Title:

APOLLO INVESTMENT FUND III, L.P.
APOLLO OVERSEAS PARTNERS III, L.P.
APOLLO (UK) PARTNERS III, L.P.

By:	Apollo Advisors II, L.P.
its General Partner

	By:	Apollo Capital Management II, Inc.
its General Partner

By

Name:
Title:

BLACKSTONE CAPITAL PARTNERS III
MERCHANT BANKING FUND L.P.
BLACKSTONE OFFSHORE CAPITAL
PARTNERS III, L.P.
BLACKSTONE FAMILY INVESTMENT PARTNERSHIP III L.P.

By:	Blackstone Management Associates III, L.L.C.
its General Partner

By

Name:
Title

BLACKSTONE CAPITAL PARTNERS II
MERCHANT BANKING FUND L.P.
BLACKSTONE OFFSHORE CAPITAL
PARTNERS II, L.P.
BLACKSTONE FAMILY INVESTMENT PARTNERSHIP II L.P

By:	Blackstone Management Associates II, L.L.C.
its General Partner

By

Name:
Title:
GREENWICH STREET CAPITAL PARTNERS, II L.P.

By:	Greenwich Street Investments II, L.L.C.
its General Partner

By

Name:
Title

GSCP OFFSHORE FUND, L.P.
By:	Greenwich Street Investments II, L.L.C.
its General Partner

By
Name:
Title:

GREENWICH FUND, L.P.
By:	GREENWICH STREET INVESTMENTS II, L.L.C.
its General Partner

By
Name:
Title:

GREENWICH STREET EMPLOYEES FUND, L.P.
By:	GREENWICH STREET INVESTMENTS II, L.L.C.
its General Partner

By
Name:
Title:

TRV EXECUTIVE FUND, L.P.
By:	GREENWICH STREET INVESTMENTS II, L.L.C.
its General Partner

By
Name:
Title:

By:	GREENWICH STREET INVESTMENTS II, L.L.C.
its General Partner

By
Name:
Title:

DLJMP FUNDING II, INC.
By
Name:
Title:

DLJ MERCHANT BANKING PARTNERS II, L.P.
By:	DLJ Merchant Banking II, Inc.
Managing General Partner

By
Name:
Title:

DLJ MERCHANT BANKING PARTNERS II-A, L.P.
By:	DLJ Merchant Banking II, Inc.
Managing General Partner

By
Name:
Title:

DLJ DIVERSIFIED PARTNERS, L.P.
By:	DLJ Diversified Partners, Inc.
Managing General Partner

By
Name:
Title:

DLJ DIVERSIFIED PARTNERS-A, L.P.
By:	DLJ Diversified Partners, Inc.
Managing General Partner

By
Name:
Title:

DLJ MILLENNIUM PARTNERS, L.P.
By:	DLJ Merchant Banking II, Inc.
Managing General Partner

By
Name:
Title:

DLJ MILLENNIUM PARTNERS-A, L.P.
By:	DLJ Merchant Banking II, Inc.
Managing General Partner

By
Name:
Title:

DLJ FIRST ESC L.P.
By:	DLJ LBO Plans Management Corporation
General Partner

By
Name:
Title:

DLJ OFFSHORE PARTNERS II, C.V.
By:	DLJ Merchant Banking II, Inc.
Managing General Partner

By
Name:
Title:

DLJ EAB PARTNERS, L.P.
By:	DLJ LBO Plans Management Corporation
General Manager

By
Name:
Title:

DLJ ESC II L.P.
By:	DLJ LBO Plans Management Corporation
General Partner

By
Name:
Title:

KENNETH D. MOELIS,

MARK LANIGAN,

JEFFREY KLEIN

SUSAN SCHNABEL